SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/         /   Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/    X     /  Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

               PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ X /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----          14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES'
RECOMMENDATIONS ON    PAGES 4 AND 5    .

   WE     URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . .    4

PROXY CARD ENCLOSED






















If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR;
    AND

   3.         APPROVING    A NUMBER OF CHANGES TO YOUR     FUND'S
              FUNDAMENTAL INVESTMENT RESTRICTION   , INCLUDING
                      THE ELIMINATION OF    CERTAIN OF THESE
              RESTRICTIONS            .

Although we would like very much to have each shareholder attend their meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us.  We appreciate the time and
consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial
   adviser     or call a Putnam customer service representative
at
1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam High Income Convertible and Bond
Fund:

A Meeting of Shareholders of your fund will be held on July 11, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.  SEE
     PAGE    6    .

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE    22    .

3.A. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.
     SEE PAGE    22    .



   3.B    .    APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL
               INVESTMENT RESTRICTION WITH RESPECT TO OWNING 10%
               OF THE    VOTING     SECURITIES OF A SINGLE
               ISSUER.  SEE PAGE    24    .



   3.C    .    APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL
               INVESTMENT RESTRICTION WITH RESPECT TO MAKING
               LOANS THROUGH REPURCHASE AGREEMENTS AND SECURITIES
               LOANS.  SEE PAGE    25    .

   3.D.   APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL
          INVESTMENT RESTRICTION RELATING TO INVESTMENTS IN REAL
          ESTATE.  SEE PAGE 27.

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     See page 28.

3.F. Approving the elimination of the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities. See page 29.

3.G. Approving the elimination of the fund's fundamental investment restriction with respect to margin transactions.
     See page 30.

3.H. Approving the elimination of the fund's fundamental investment restriction with respect to short sales. See page 31.

   3.I    .    Approving the elimination of the fund's
               fundamental investment restriction which limits
               the fund's ability to pledge assets.  See page
                  33    .



   3.J    .    APPROVING THE ELIMINATION OF THE FUND'S
               FUNDAMENTAL INVESTMENT RESTRICTION    WITH
               RESPECT     TO OIL, GAS AND MINERAL LEASES.  SEE
               PAGE    34    .

   3.K    .    APPROVING THE ELIMINATION OF THE FUND'S
               FUNDAMENTAL INVESTMENT RESTRICTION    WITH
               RESPECT     TO INVESTING TO GAIN CONTROL OF A
               COMPANY'S MANAGEMENT.  SEE PAGE    35    .

4.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Donald S. Perkins
Hans H. Estin                       George Putnam, III
John A. Hill                        Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

   May 6    , 1996

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM HIGH INCOME CONVERTIBLE AND BOND FUND for use at the Meeting of Shareholders of the fund to be held on July 11, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
     ELECTION OF ALL NOMINEES;

2.   FOR SELECTING PRICE WATERHOUSE LLP AS THE INDEPENDENT
     AUDITORS OF YOUR FUND;

3.A. FOR    AMENDING     THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS;

   3.B.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO OWNING 10% OF THE VOTING
          SECURITIES OF A SINGLE ISSUER;

3.C. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MAKING LOANS THROUGH REPURCHASE AGREEMENTS
     AND SECURITIES LOANS;

3.D. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     RELATING TO INVESTMENTS IN REAL ESTATE;

3.E. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO CONCENTRATION OF ITS ASSETS;

   3.F.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO INVESTMENTS IN SECURITIES
          OF ISSUERS IN WHICH MANAGEMENT OF THE FUND OR PUTNAM
          INVESTMENT MANAGEMENT, INC. OWNS SECURITIES;



   3.G.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS;

   3.H.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO SHORT SALES;

   3.I.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WHICH LIMITS THE FUND'S ABILITY TO PLEDGE
          ASSETS;

   3.J.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION    WITH RESPECT             TO OIL, GAS AND
          MINERAL LEASES; AND

   3.K.   FOR ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION    WITH RESPECT     TO INVESTING TO GAIN
          CONTROL OF A COMPANY'S MANAGEMENT.


WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on April 12, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about    May 6    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years;
an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and a Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including American Telephone & Telegraph Company, AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest
media conglomerates.   He previously served as a director of
several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.


GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium, an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro currently serves as a Director of Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management. He is also a past Director of many companies, including Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of certain publicly held companies that include registered broker-dealer firms among their subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. All the nominees were elected by the shareholders in July, 1995. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 13 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over $     million.  The
table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                    SHARE OWNERSHIP BY TRUSTEES

                     YEAR FIRST                              NUMBER OF
                     ELECTED AS          NUMBER OF           SHARES OF
                     TRUSTEE OF          SHARES OF THE       ALL PUTNAM
                     THE PUTNAM          FUND OWNED          FUNDS OWNED
TRUSTEES             FUNDS               AS OF 3/15/96*      AS OF 3/15/96**
- ------------------------------------------------------------------------------
Jameson A. Baxter        1994                       100             303,417

Hans H. Estin            1972                       645             346,438
John A. Hill             1985                     2,100            1,358,924
Elizabeth T. Kennan      1992                       214              314,395
Lawrence J. Lasser       1992                       100            8,864,380
Robert E. Patterson      1984                       616              737,582
Donald S. Perkins        1982                     3,609            2,126,688
William F. Pounds        1971                       500            4,706,601
George Putnam            1957                     1,000           20,996,054
George Putnam, III       1984                       500            3,405,083
Eli Shapiro              1995+                      ---            926,071
A.J.C. Smith             1986                       200(1)       1,090,348
W. Nicholas Thorndike    1992                       145            743,637
- -------------------------------------------------------------------------------

*       Except as noted below, each Trustee has     sole investment power and
sole voting
     power    with respect to his or her shares of the fund    .

**   These holdings do not include shares of Putnam money market funds.

+ Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

   (1)Mr. Smith has shared investment power and shared voting power with respect to such shares.

As of March 15, 1996, the Trustees and officers of the fund owned a total of 9,729 shares of the fund, comprising less than 1% of its outstanding shares of the fund on that date.

    WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter               $927              $150,854
Hans H. Estin                    927               150,854
John A. Hill***                  922               149,854
Elizabeth T. Kennan              916               148,854
Lawrence J. Lasser               927               150,854
Robert E. Patterson              937               152,854
Donald S. Perkins                927               150,854
William F. Pounds                927               149,854
George Putnam                    927               150,854
George Putnam, III               927               150,854
Eli Shapiro****                  302                95,372
A.J.C. Smith                     916               149,854
W. Nicholas Thorndike            937               152,854

*   Includes an annual retainer and an attendance fee for each meeting attended.
** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.
*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of
    August    31    , 1995 was    $17,217.31    , including
    income earned on such amounts.
****     Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
   Information About Your Fund,"     on page    40    .

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3. PROPOSALS A. -    K    .

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain restrictions. The purpose of these proposed changes is to increase the fund's investment flexibility and to bring the fund's policies more in line with those of many other Putnam funds.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A. AMENDING THE FUND'S FUNDAMENTAL RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

The Trustees are recommending that the fund's fundamental investment restriction relating to the diversification of its investments be revised to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that the fund may not:

    "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

The amended fundamental investment restriction is set forth below.

    "The fund may not ...

     With respect to 75% of its total assets, invest in
        the     securities of any issuer if more than 5% of the
     total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

The proposed amendment will enable the fund to invest a greater percentage of its assets in the securities that Putnam Management believes offer the potential for current income. However, during times when Putnam Management invests a higher percentage of the
fund's assets in one or more issuers, the    net asset     value
of the    fund     may fluctuate more widely than the    net
asset     value         of a portfolio investing in a larger
number of issuers.



REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.

   3.B
 .   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
    RESPECT TO OWNING 10% OF THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental
investment restriction with respect to    investments     in the
securities of a single issuer be revised to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

    "Acquire more than 10% of the voting securities of any issuer."

The amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, acquire more than
    10% of the    outstanding     voting securities of any
    issuer."

Putnam Management recommended the proposed change to the Trustees because it believes that the fund's current restriction is overbroad and unnecessarily restrictive. Putnam Management also believes that limiting this restriction to 75% of the fund's assets will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

   If the amendment is approved, the fund will only be able to purchase more than 10% of the voting securities of an issuer with
respect to 25% of the fund's total assets.      To the extent the
fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices lower than if they were more widely held. In addition, certain of the companies in which the fund may invest following the amendment could have relatively small equity market capitalizations (e.g.. under $1 billion). Such companies often have limited product lines, markets or financial resources. They may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, the securities of these companies may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.


   3.C
 .   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
    RESPECT TO MAKING LOANS THROUGH REPURCHASE AGREEMENTS AND
    SECURITIES LOANS

The Trustees are recommending that the fund's current fundamental investment restrictions with respect to making loans be revised to remove the asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The relevant restriction currently states that the fund may not:

    "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending its portfolio securities with respect to not more than 25% of its total assets."

The amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, the fund may, consistent with its investment objective and policies, enter into such transactions without limit. Putnam Management recommended this amendment to the Trustees because it believes that the increased investment flexibility could assist the fund in achieving its investment objective because repurchase agreements and securities loans often offer opportunities for increased investment return.

When the fund enters into a REPURCHASE AGREEMENT, it purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a SECURITIES LOAN, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, and involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction. Also, if the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE

The Trustees are recommending that the fund's current fundamental investment restriction relating to investments in real estate be revised to permit the fund to acquire and dispose of real estate acquired through the exercise of rights in certain debt obligations held by the fund. The fun's current fundamental restriction does not permit the fund to purchase or sell real estate directly, although the fund may invest in a variety of securities the value of which is dependent upon the value of real estate. The current restriction states that the fund may not:

    "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not. . ."

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

Putnam Management believes that the amendment will allow the fund to take full advantage of rights it may have as a holder of certain debt obligations which are secured by real estate. The amended restriction would allow the fund to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is otherwise unable to meet its obligations.

To the extent the fund invests in real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

REQUIRED VOTE. Approval of the this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration of its assets be revised to make it clear that the fund may invest more than 25% of its total assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not "[i]nvest more than 25% of the value of its total assets in any one industry."

The proposed amended fundamental restriction, which makes certain other clarifying changes, is set forth below.

    "The fund may not. . .

    Purchase securities (other than securities of the U.S.
    government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the fun's total assets would be invested in any one industry."

Putnam Management recommended this amendment to the Trustees to make it clear that the fund may invest in the securities of the U.S. government or its agencies or instrumentalities without regard to the 25% limit. Putnam Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that government issuers, including agencies and instrumentalities of governmental issuers, are not members of any industry. However, to avoid any ambiguity in the future, Putnam Management believes that this clarification should be make at this time.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
         WHICH MANAGEMENT OF THE FUND OR PUTNAM MANAGEMENT OWNS
         SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which states that the fund may not:

    "Invest in any securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

Putnam Management recommended to the Trustees eliminating this policy because it is unnecessarily restrictive. Putnam Management also believes that eliminating the restriction will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.G
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated. The current restriction states that the fund may not:

    "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and options."

Putnam Management recommended to the Trustees that this fundamental investment restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. Margin transactions involve the purchase of securities with money borrowed from a broker by placing cash or eligible securities, called "margin", with a broker as collateral against the loan. The fund's ability to engage in margin transactions is limited to the extent such transactions are considered borrowing, since the fund's policies currently prohibit the fund from borrowing money except for temporary or emergency purposes.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.

   3.H
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated.
The current restriction states that the fund may not:

    "Make short sales of securities or maintain a short position in securities for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

Putnam Management recommended to the Trustees eliminating this restriction because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to have such a restriction. In addition, the fund's potential use of short sales is subject to SEC guidelines, which are discussed below. Putnam Management believes that the increased investment flexibility will assist the Fund in meeting its investment objective.

In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. Following this short sale, the fund becomes obligated to return securities of the same issue and quantity to the broker to settle the loan at some future date. If the securities sold short decline in value, the fund makes a profit equal to the decline minus any associated costs, such as commissions, by buying equivalent securities at such lower value and delivering them to the broker. If the securities sold short increase in value, the fund realizes a loss equal to the value of the increase plus any associated costs. The fund collateralizes its short position by delivering to the broker an amount equal to the proceeds of the short sale and an additional margin amount as required by law. In addition, current SEC guidelines require the fund to maintain in a segregated account cash, U.S. government securities or other liquid high grade debt obligations equal to the current market value of the securities sold short minus the margin amount delivered to the broker. The value of the segregated account is marked to market daily to reflect any changes in value of the fund's short position.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.



   3.I
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
    WHICH LIMITS THE FUND'S ABILITY TO PLEDGE ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

    "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction." [Restriction 1 referred to in this restriction allows the fund to borrow money in amounts of up to 15% of the value of its total assets for temporary or emergency purposes.]

This proposal would remove all restrictions on the fund's ability to pledge assets. Putnam Management recommended this proposal to the Trustees because it believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money for temporary or emergency purposes. This conflict arises because lenders may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. Often, these collateral requirements are for amounts larger than the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by it policies (currently 15% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Therefore, the limit on pledging assets may have the effect of reducing the amount that the fund may borrow in these situations.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets and meeting certain obligations.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.



   3.J
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
       WITH RESPECT     TO OIL, GAS AND MINERAL LEASES

The Trustees are recommending that the fund's fundamental investment restriction relating to the fund's investments in oil, gas and minerals be eliminated. The current restriction states that the fund may not:

    "Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights, or contracts."

Putnam Management recommended that the Trustees eliminate this restriction because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require that the fund have such a restriction. Putnam Management also believes that eliminating the restriction will provide the fund with maximum investment flexibility, although Putnam Management has no current intention of causing the fund to invest in such securities.

Investments in oil, gas and other mineral leases, rights or royalty contracts entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political, or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.

   3.K
 .   ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
       WITH RESPECT     TO INVESTING TO GAIN CONTROL OF A
    COMPANY'S MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "[m]ake investments for the purpose of gaining control of a company's
management" be eliminated.   Eliminating the restriction would
make it clear that the Fund can freely exercise its rights as a shareholder of the various companies in which it invests. These rights may include the right to actively oppose management of such companies or to support the management of such companies.

Putnam Management believes that this ability will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. According to its current investment policies, the fund will continue to limit its holdings to 10% of the voting securities of any company (which would only apply to 75% of the fund's assets if proposal 3.C. is approved). Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and shareholders of a company when a policy may affect the value of the fund's investment. These activities may include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund currently may engage in many if not all of these activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund may be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

REQUIRED VOTE.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares
of the fund present at a meeting if more    than     50% of the
outstanding shares of the fund are present at the meeting
   in     person or    by     proxy.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D.F. King & Co. Inc., 77 Water Street, New York, NY 10005, to aid in the solicitation instructions for nominee accounts, for a fee not to exceed $5,000 plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is anticipated that your fund's next annual meeting of shareholders will be held in July 1997. Shareholder proposals to be included in your fund's proxy statement for the next annual
meeting must be received by your fund before    January 5,
1997    .

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION.  YOUR FUND WILL FURNISH, WITHOUT CHARGE,
TO    YOU     UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR
ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Mrs. Baxter, and Messrs. Estin, Hill, Patterson, Shapiro, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1989
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (60)       Senior Vice President
                            & Treasurer              1987
Gordon H. Silver (48)     Vice President             1990
Peter Carman (54)         Vice President             1994
Brett C. Browchuk (33)    Vice President             1994
Thomas V. Reilly (48)     Vice President             1993
Edward H. D'Alelio (43)   Vice President             1988
Charles G. Pohl* (35)     Vice President             1993
Jennifer E. Leichter* (35)                           Vice President 1993
William N. Shiebler** (53)                           Vice President 1991
John R. Verani (56)       Vice President             1990
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (51)       Clerk                      1987
- -----------------------------------------------------------------

*  The fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND AS OF MARCH 29, 1996

Net assets:                                                $126,319,347

Common shares outstanding and
authorized to vote                         13,217,739 shares

Persons beneficially owning more
than 5% of common shares                                None

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

Please fold at perforation before detaching
- -----------------------------------------------------------------

Proxy for a meeting of shareholders, July 11, 1996, for PUTNAM
HIGH INCOME CONVERTIBLE AND BOND FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Income Convertible and Bond Fund on July 11, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- -----------------------------------------------------------------
Shareholder sign here                                   Date

- -----------------------------------------------------------------
Co-owner sign here                                      Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City
                                    State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------
DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
 Please fold at perforation before detaching

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2 AND 3.A.-H. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin,
    J.A. Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
    Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ----------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY           FOR      AGAINST    ABSTAIN
    THE SELECTION OF             /  /     /  /       /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.

3.A.  PROPOSAL TO AMEND THE      /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    DIVERSIFICATION OF
    INVESTMENTS.



   3.B    .                      PROPOSAL TO AMEND THE  /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    OWNING 10% OF THE SECURITIES
    OF A SINGLE ISSUER.

   3.C.                          PROPOSAL TO AMEND THE  /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO MAKING
    LOANS THROUGH REPURCHASE
    AGREEMENTS AND SECURITIES
    LOANS.

3.D.  Proposal to amend the      /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in real estate.

3.E.  PROPOSAL TO AMEND THE      /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO CONCENTRATION
    OF ITS ASSETS.

3.F.  Proposal to eliminate the  /  /     /  /     /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in securities
    of issuers in which
    management of the fund or
    Putnam Investment Management,
    Inc. owns securities.

   3.G    .                      PROPOSAL TO ELIMINATE THE   /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO MARGIN
    TRANSACTIONS.

   3.H    .                      PROPOSAL TO ELIMINATE THE   /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO SHORT
    SALES.

   3.I    .                      PROPOSAL TO ELIMINATE THE   /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    which limits the fund's
    ability to pledge assets.

   3.J    .                      PROPOSAL TO ELIMINATE THE   /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
       with respect to oil, gas and
       mineral leases    .

   3.K    .                      PROPOSAL TO ELIMINATE THE   /  /     /  /
                                 /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
       WITH RESPECT     TO INVESTING
    TO GAIN CONTROL OF A
    COMPANY'S MANAGEMENT.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.